Exhibit 13.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ostin Technology Group Co., Ltd. (the “Company”) on Form 20-F for the year ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 27, 2025

/s/ Tao Ling
Tao Ling
Co-Chief Executive Officer (Principal Executive Officer)

/s/ Lai Kui Sen
Lai Kui Sen
Co-Chief Executive Officer
(Principal Executive Officer)